Exhibit 99.1

AMERICAN REBEL LIGHT BEER AND WIL FISCHER DISTRIBUTING FORGE POWERFUL MISSOURI PARTNERSHIP TO EXPAND DISTRIBUTION FOOTPRINT

Wil Fischer’s 50+ year legacy as a top Anheuser-Busch distributor will supercharge American Rebel Light Beer’s expansion in Missouri.

Wil Fischer Distributing adds a multi-region territory of nearly 900,000 residents and planned 2026 brand reach opportunities for American Rebel Light Beer through the iconic 9,000-seat Black Oak Amphitheater.

NASHVILLE, TN, Feb. 13, 2026 (GLOBE NEWSWIRE) — American Rebel Beverages, a subsidiary of American Rebel Holdings, Inc. (NASDAQ: AREB), today announced a new distribution agreement with Wil Fischer Distributing, one of Missouri’s largest and most respected Anheuser-Busch wholesalers. The partnership significantly expands American Rebel Light Beer’s presence across Missouri’s south-central, southeast, and northwest regions, reinforcing the company’s execution-driven, “Distributor-First” growth strategy and accelerating its multistate expansion momentum. Wil Fischer Distributing – a high-impact, 50-year industry veteran founded in 1966 – will become the exclusive American Rebel Light Beer distributor across a broad Missouri territory, reaching approximately 900,000 residents in markets including Springfield, Branson, the Ozarks corridor, and up through Northwest Missouri. This powerful combination positions American Rebel Light Beer (www.americanrebelbeer.com) for accelerated retail availability, increased consumer trial, and long-term growth across Wil Fischer’s extensive mix of chain retailers, independent stores, and on-premise accounts.

“We are on a mission to become America’s fastest-growing beverage brand, and partnerships like this with Wil Fischer – a top-tier distributor with tremendous reach across retail, restaurant, and entertainment venues – are key to that vision,” said Andy Ross, Chief Executive Officer of American Rebel Holdings, Inc. (NASDAQ: AREB). “In an estimated $110 billion annual domestic beer market, aligning with powerhouse partners like Wil Fischer allows American Rebel Light Beer to scale rapidly and connect with patriotic consumers everywhere from local honky-tonks to large venues like Black Oak Amphitheater. Together with Wil Fischer’s strength and network, we’re charging forward to put American Rebel Light Beer in the hands of patriots across Missouri and beyond.”

Wil Fischer Distributing: 50+ Years of Growth, Scale & Excellence in Missouri

Founded in 1966 by Wil and Vera Fischer, Wil Fischer Distributing has grown from a modest Springfield-based operation into one of the Midwest’s premier beverage distributors. Over nearly six decades, the company expanded from selling 211,000 cases with a five-person team to 5 million cases annually by 2021 – a more than 23-fold increase. This explosive growth was fueled by strategic acquisitions that broadened its Missouri footprint (such as expanding into St. Joseph and Poplar Bluff), and today Wil Fischer operates with over 300 employees across multiple state-of-the-art facilities and a portfolio of 575+ brands capable of launching new products at exceptional speed and scale.

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STAND PROUD · BE LOUD
AMERICAN REBEL light
EST 1776
HAPPY BIRTHDAY
250
AMERICA
AMERICAN REBEL
America's Patriotic
GOD FEARING
CONSTITUTION LOVING
NATIONAL ANTHEM SINGING
STAND YOUR GROUND BEER
BORN IN THE USA
AMERICAN REBEL light
EST 1776
WIL FISCHER
MISSOURI
WF
SINCE 1966
Wil Fischer Companies
BEVERAGE DISTRIBUTOR

Wil Fischer’s distribution network now spans a broad multi-region territory covering key Missouri markets. Its reach includes metropolitan hubs and communities in South-Central Missouri, the Branson/Lake of the Ozarks area, and an extensive stretch of Northwest Missouri counties reaching toward the Iowa and Nebraska borders. In the St. Joseph area alone, Wil Fischer serves approximately 500 retail accounts across 18 counties, while its Springfield headquarters anchors dense coverage in Greene, Christian, Webster, Taney, Stone, and surrounding counties. This footprint – encompassing roughly 900,000 residents – combines heavy chain store penetration, strong independent retailer relationships, and a robust on-premise (bars and restaurants) presence. It’s exactly the mix needed to ensure rapid shelf placements, prominent displays, and sustained consumer trial for American Rebel Light Beer across urban and rural markets.

Wil Fischer has a proven ability to execute at the highest level, making them an ideal partner to drive results for American Rebel Light Beer. The company leverages modern digital ordering tools and deep-rooted retailer partnerships to maximize efficiency and market penetration. With a track record of relentless focus on retail execution and decades of market dominance, Wil Fischer’s execution-first culture consistently delivers growth for the brands it carries. Simply put, this partnership is more than a distribution deal – it’s a powerful acceleration platform backed by nearly 60 years of Wil Fischer’s scale, expertise, and results-driven mindset.

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Black Oak Amphitheater: A Historic Entertainment Venue Amplifying American Rebel’s Reach

As part of the Wil Fischer partnership, American Rebel Light Beer is expected to gain regional brand support at Black Oak Amphitheater – one of Missouri’s premier outdoor entertainment venues. This historic amphitheater (capacity 9,000–11,000), originally opened in the 1950s and reborn in 2021, draws massive crowds to high-energy country, rock, and patriotic music events. It offers an ideal platform to launch American Rebel Light Beer to freedom-loving, outdoor enthusiasts in a lively, all-American atmosphere. The venue’s seasonal concert lineup, national touring acts, and heavy foot traffic will provide American Rebel Light Beer a powerful stage for consumer sampling, brand-building, and fan engagement throughout the summer and fall. For more information on Missouri’s Premier Outdoor Concert Venue visit blackoakamp.com

“Wil Fischer is exactly the kind of partner we want representing American Rebel in Missouri,” said Todd Porter, President of American Rebel Beverages. “Their AB heritage, their operational discipline, and their connection to major regional assets like Black Oak Amphitheater give us a strong foundation for long-term growth. This agreement is another key milestone in our Distributor-First expansion strategy, and we expect it to meaningfully strengthen our retail availability and consumer reach across the state.”

A dedicated American Rebel Light Beer brand activation at Black Oak Amphitheater is slated for Spring 2026, with an official announcement coming in April. This strategic presence at an iconic venue will significantly boost American Rebel’s regional visibility and encourage trial among thousands of attendees. By embedding the brand in Black Oak’s big-ticket events and patriotic celebrations, American Rebel Light Beer is strengthening its connection with target consumers and accelerating market penetration in Missouri.

American Rebel Light Beer Patriot Pack: Premium Brew Celebrates 250 Years of Freedom

To honor the United States’ upcoming 250th birthday, American Rebel is launching the 250th Anniversary Patriot Pack – a limited-edition release of American Rebel Light Beer that celebrates 250 years of American independence. Bold patriotic icons adorn each can, including the company’s “EST 1776” emblem, making the Patriot Pack’s packaging a collectible tribute to America’s 250th Birthday. This special release reflects American Rebel’s core mission by filling a void in the domestic beer market for a brew consumers can enjoy “without compromising their taste or their values,” as Andy Ross and his team proudly proclaim. Hitting shelves in spring 2026 (in time for Memorial Day and July 4th festivities), the Patriot Pack will give Americans a unique way to toast freedom during the nation’s 250th Birthday summer celebration.

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TALL - STAND PROUD - BE LOUD - AMERICAN
AMERICAN
REBEL
light
EST
1776
HAPPY BIRTHDAY
250
AMERICA
AMERICAN REBEL
America's Patriotic
GOD FEARING
CONSTITUTION LOVING
NATIONAL ANTHEM SINGING
STAND YOUR GROUND BEER
BORN IN THE USA
HAPPY BIRTHDAY
250
AMERICA
AMERICAN REBEL
America's Patriotic Beer
CELEBRATE LIFE
CELEBRATE FREEDOM
12 16 FL. OZ. CANS

American Rebel Light Beer is a premium, 100% all-malt domestic light lager brewed with an uncompromising commitment to quality. Unlike many mass-produced light beers, it contains no adjunct corn or rice fillers – only all-natural ingredients – resulting in a smooth malt flavor and a crisp, clean finish. Brewed with a cold, extended fermentation process for maximum clarity and taste, American Rebel Light Beer delivers a full-flavor refreshment with a lighter body. Each 12-ounce serving comes in at roughly 110 calories, 4.2% ABV, and only 4 grams of carbohydrates, fitting a “better-for-you” light lager profile without sacrificing character. By providing this level of quality and drinkability, American Rebel Light Beer lets consumers enjoy a classic American brew that aligns with their tastes and their values.

Beyond its formulation, American Rebel Light Beer proudly embodies a bold patriotic identity. From the “EST 1776” crest on every can to its moniker as “America’s Patriotic, God-Fearing, Constitution-Loving, National Anthem-Singing, Stand-Your-Ground Beer,” the brand celebrates the core values of Freedom, Life, Liberty, and the pursuit of the American Dream. It inspires its patriotic consumers to “Stand Tall, Stand Proud, Be Loud” in their love of country.

Since launching in April 2024, American Rebel Light Beer has rapidly expanded into 18 states, propelled by an aggressive distributor-first expansion strategy and a commitment to partnering with best-in-class wholesalers. With this momentum and its ever-growing network of top-tier distributors, American Rebel Light Beer is on track to become one of America’s fastest-growing beverage brands.

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AMERICAN REBEL light
EST 1776
American Rebel Light Beer is a premium domestic light lager, brewed with the freshest ingredients and formulated for a clean, crisp refreshing taste. American Rebel Light Beer fills a void in the premium domestic market for an accessible light beer that consumers can enjoy without compromising their taste or their values.
HAPPY BIRTHDAY
250
AMERICA
AMERICAN REBEL
AMERICAN REBEL
PATRIOT PACK
110 CALORIES 3.2 CARBS
PER 12 FL. OZ.
AMERICAN REBEL light
250 AMERICA
GOD FEARING
CONSTITUTION LOVING
BORN IN THE USA
CELEBRATE LIFE
CELEBRATE FREEDOM
12 CANS
16oz CAN 12-PACK
SCAN FOR THE PATRIOTIC ROCK N' ROLL THAT INSPIRED THIS GREAT BRAND
AMERICANREBELBEER.COM | @AMERICANREBELBEER

Pre-Orders and Availability

American Rebel is now accepting pre-orders for the 250th Anniversary Patriot Pack from distributors and retailers nationwide. Wholesalers are encouraged to reserve their allotments early, as this limited run will ship in time for Memorial Day 2026 and the peak of America’s 250th Birthday celebrations. The Patriot Pack will be distributed across American Rebel Light Beer’s expanding network in current markets (with additional distributor details to follow in a forthcoming update).

Consumers can look forward to finding the special-edition cans in stores starting mid-May 2026. Once released, the Patriot Pack will be available until October 2026 – or while supplies last – giving Americans a chance to celebrate Independence Day and beyond with “America’s Patriotic Beer” in hand.

Distributor and Retailer Notes

GTIN / UPC (pack): 856368007461

Canonical SKU: PATRIOT12PACK

Format: 12 × 16oz cans

American Rebel Light Beer Retail & Distribution Opportunities:

Todd Porter, President, American Rebel Beverages, tporter@americanrebelbeer.com

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About American Rebel Holdings, Inc. (NASDAQ: AREB)

American Rebel Holdings, Inc. is a diversified patriotic lifestyle company founded by CEO Andy Ross – originally known for its branded safes and personal security products – that has expanded into the beverage, apparel, and accessories markets. In 2024, the company introduced American Rebel Light Beer, a premium domestic light lager that has since launched in multiple states and is quickly gaining recognition as “America’s Patriotic Beer.” American Rebel Light Beer is brewed all-natural and without adjuncts, delivering a crisp and refreshing taste that resonates with consumers’ values of freedom and quality. Headquartered in Nashville, Tennessee, American Rebel Holdings continues to champion patriotic principles through its products, branding, and community engagement.

With the introduction and rapid growth of American Rebel Light Beer—America’s Patriotic, God-Fearing, Constitution-Loving, National Anthem-Singing, Stand-Your-Ground Beer—the Company continues to execute its distribution-first growth strategy across the United States and is leveraging its brand position as “America’s Patriotic Brand™ to build a scalable national platform across multiple consumer categories.

To learn more, visit www.americanrebel.com and www.americanrebelbeer.com.

Watch the American Rebel Story as told by our CEO Andy Ross: The American Rebel Story

About American Rebel Light Beer

American Rebel Light Beer is a premium domestic light lager—crisp, clean, all-natural, and bold—crafted for beer drinkers who want full-flavor refreshment with a lighter feel. With approximately 100 calories, 3.2g of carbohydrates, and 4.3% ABV per 12 oz serving, American Rebel Light is brewed without corn, rice, or added sweeteners that are common in many mass-produced light beers. Since its launch in April 2024, American Rebel Light Beer has rolled out in 18 states and continues to expand nationwide as America’s Patriotic, “healthy-for-you” light beer brewed for patriots who love this country. Anchored by its signature brand statement “America’s Patriotic, God-Fearing, Constitution-Loving, National Anthem-Singing, Stand-Your-Ground Beer,” it celebrates freedom, Life, Liberty, and the pursuit of the American Dream, inspiring consumers to Stand Tall, Stand Proud, Be Loud.

Headquartered in Nashville, Tennessee, American Rebel Light Beer is proudly served in leading honky-tonk establishments up and down Lower Broadway, bringing patriotic refreshment to the heart of Music City. The brand pursues a Distributor-First growth strategy, prioritizing strong partnerships with leading wholesalers to rapidly expand retail and on-premise availability, accelerate placements in chains and key accounts, and build nationwide momentum through consistent execution and consumer access.

Visit www.americanrebelbeer.com for more information.

IR Contact:

American Rebel Holdings, Inc. – Investor Relations

Email: IR@americanrebel.com | Website: AmericanRebelBeer.com

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Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding: the anticipated benefits and success of the Company’s distribution agreement with Wil Fischer Distributing and the Company’s Distributor-First strategy, including the timing, scope, and success of planned retail, on-premise, and off-premise rollouts during 2026; the Company’s expectations regarding distribution momentum, retail velocity, shelf gains, chain interest, and on/off-premise growth opportunities during 2026; the Company’s ability to complete additional distribution agreements, expand coverage within states, and “fill out the footprint” to meet increasing retailer inquiries; the Company’s ability to secure, maintain, and expand retail authorizations, including any planned resets, rollouts, placements, or account expansions referenced in this release; the planned and pending placement of American Rebel Light Beer at Black Oak Amphitheater and the timing, launch, and effectiveness of any related sponsorship, sampling, or other promotional activities described in this release; the Company’s ability to convert retailer interest, distributor discussions, and industry-event follow-up opportunities into purchase orders, sustained distribution, repeat sales, additional distribution agreements, and new market entries; the anticipated timing, production, availability, market reception, and sales performance of the limited-edition 250th Anniversary “Patriot Pack,” including the special 16 oz cans and 12-packs, which is currently in pre-production; the Company’s expectations for pre-order fulfillment, shipment, and retail availability of the Patriot Pack starting in mid-May 2026 through October 2026, or until supplies are depleted; the potential for increased consumer demand and repeat purchases during key patriotic holidays such as Memorial Day and Independence Day; the expected effects and intended benefits of the Company’s 1-for-20 reverse stock split completed on February 2, 2026 (including with respect to Nasdaq continued listing requirements); the Company’s expectations regarding the timing and outcome of its planned appeal to an upcoming Nasdaq Hearings Panel hearing following the Company’s receipt of a Nasdaq delisting notice, and the Company’s contingency planning for seeking quotation or listing of its common stock on the OTC Markets in the event of a Nasdaq delisting; the treatment of fractional shares and the Company’s round-lot shareholder protection; the expected adjustments to outstanding derivative securities and equity plans; and the Company’s expectations regarding future sales, growth, and financial performance.

Forward-looking statements are based on current expectations, estimates, projections, and assumptions and are not guarantees of future performance. Actual results may differ materially from those expressed or implied in the forward-looking statements due to a variety of risks and uncertainties, including those described in the Company’s filings with the U.S. Securities and Exchange Commission, as well as risks related to: the ability of Wil Fischer Distributing and other distributors to effectively market, merchandise, and distribute American Rebel Light Beer and to achieve expected placements, authorizations, and sales results; the Company’s ability to secure, maintain, and realize expected benefits of planned venue placements, sponsorships, and brand activation programs (including at Black Oak Amphitheater), and the risk that any such initiatives may be delayed, modified, not launched, or may not achieve expected results; production delays, supply chain disruptions, packaging availability, regulatory and quality approvals, changes in consumer preferences, competitive pressures in the beverage industry, and the ability to meet pre-order commitments or maintain inventory levels for limited-edition products, including the 250th Anniversary Patriot Pack, which is currently in pre-production, and for which there can be no assurance that final production will occur or that orders will be fulfilled on the expected or implied timeline, in expected quantities, or at all; the impact of the reverse stock split on the liquidity, trading volume, and volatility of the Company’s common stock; the Company’s receipt of a Nasdaq delisting notice, the risk that the Company’s appeal and Nasdaq Hearings Panel hearing may not be successful, and the risk that the Company may be unable to regain or maintain compliance with Nasdaq continued listing requirements; risks associated with a potential delisting from Nasdaq and the Company’s contingency planning for seeking quotation or listing on the OTC Markets, including reduced liquidity, increased volatility, and adverse effects on the Company’s ability to raise capital; the risk of delays, disruptions, or errors by the Company’s transfer agent, DTC, or brokerage firms in processing the reverse stock split or distributing any rounding adjustments; the dilutive effect of rounding up fractional shares or providing round-lot shareholder protection; and general economic, market, and industry conditions.

Additional information regarding these and other risks is included in the Company’s filings with the Securities and Exchange Commission (“SEC”), including under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as such filings may be amended or supplemented from time to time. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to publicly update or revise any forward-looking statements except as required by law.

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